SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C.  20549

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                        FORM 8-K

                     CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE
             SECURITIES EXCHANGE ACT OF 1934




Date of report(Date of earliest event reported): February 7, 1997
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                         Berger Holdings, Ltd.
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        (Exact Name of Registrant as Specified in Charter)

      Pennsylvania              000-12362        23-2160077
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(State or Other Jurisdiction   (Commission      (IRS Employer
     of Incorporation)         File Number)   Identification No.)


805 Pennsylvania Boulevard, Feasterville, PA                19053
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(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:(215) 355-1200
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Item 2.  Acquisition of Assets.
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         The Registrant acquired all of the common stock, no par
value (the "Common Stock") of Real-Tool, Inc., a Virginia corporation ("Real-Tool"), pursuant to a certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of February 7, 1997, by and between the Registrant and Roger M. Cline, an individual resident of Virginia ("Cline"), as amended by an Amendment to Stock Purchase Agreement, dated as of February 7, 1997, by and between the Registrant and Cline (the "Amendment" and, together with the Stock Purchase Agreement, the "Agreement"). Real-Tool manufactures roof-mounted snow guards("Snow Guards") and holds certain United States patents relating to Snow Guards. Real-Tool also owns certain equipment used to manufacture Snow Guards which is being moved to the Registrant's main facility.

         As consideration for the Common Stock, the Registrant paid to Cline $800,617.69 on the date of the Agreement and issued to Cline 93,000 shares of the common stock of the Registrant, $0.01 par value (the "Berger Stock"). The Registrant also paid to Cline $50,000 on the date of the Agreement on account of Cline's agreement to certain non-competition provisions of the Agreement and $50,000 on account of certain first negotiation rights given by Cline to the Registrant pursuant to the Agreement. The Registrant also agreed to make quarterly payments to Cline for a period of one year aggregating $697,500, and to make payments to Cline through 2012 equal to 6% of Snow Guard sales, subject to an annual minimum of $75,000, and subject to the Registrant's right to increase the percentage to 7% and eliminate the minimum payment after 2002.

         In addition, the Registrant issued 7,000 shares of the Berger Stock to a key employee of Real-Tool (the "Employee").
The Registrant also agreed to make quarterly payments to the Employee for a period of one year aggregating $52,500.

         The funds used by the Registrant in regard to the
transactions contemplated by the Agreement were primarily
obtained from the exercise during December, 1996 of previously issued warrants.
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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         In accordance with Rule 3-05(b)(i) under Regulation S-X, as referenced by Item 7(a) of Form 8-K, the Registrant is not required to furnish financial statements of Real-Tool in filing this Form 8-K.

         The Registrant has furnished the exhibits enumerated on the included Exhibit Index. In accordance with Item 601(b)(2) of Regulation S-K, the schedules to the Stock Purchase Agreement filed herewith as Exhibit 2.1 are not filed. Such agreement contains a list of such schedules, a copy of any of which the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.
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                           Signatures
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         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BERGER HOLDINGS, LTD.



Dated:  February 21, 1997     By: JOSEPH F. WEIDERMAN
                                  ---------------------------
                                  Joseph F. Weiderman
                                  President

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                          Exhibit Index
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The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.            Item
-------        ----

2.1            Stock Purchase Agreement, dated as of February 7,
               1997, by and between Berger Holdings, Ltd. and Roger M. Cline.

2.2            Amendment to Stock Purchase Agreement, dated as of
               February 7, 1997, by and between Berger Holdings,
               Ltd. and Roger M. Cline.